Exhibit 10.2

AMENDMENT NO. 3

TO

GENERAL SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO GENERAL SECURITY AGREEMENT (this “Amendment No. 3”) is dated for reference purposes June 1, 2005, and is made and entered into by and between TULLY’S COFFEE CORPORATION, a Washington corporation (“Debtor”) and KENT CENTRAL, L.L.C., a Washington limited liability company (“Lender”).

RECITALS

A. Debtor and Lender have entered into a General Security Agreement (the “Agreement”) dated November 1, 2002, as amended by Amendment No. 1 to General Security Agreement dated June 26, 2003 (“Amendment No. 1”), and Amendment No. 2 to General Security Agreement dated June 7, 2004 (“Amendment No. 2”; the Agreement, Amendment No. 1 and Amendment No. 2 are herein collectively called the “Security Agreement”) in order to secure Debtor’s repayment of, and performance under, that certain Promissory Note dated November 1, 2002, in the amount of $2,890,037.09, and all amendments thereto (collectively the “Note”) in favor of Lender.

B. Debtor and Lender desire to amend the terms of such Security Agreement in certain respects.

NOW, THEREFORE, IN CONSIDERATION of the mutual terms, covenants and conditions, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Debtor and Lender hereby agree as follows:

1. Section 1.3.7 of the Security Agreement is deleted in its entirety and the following is substituted in its place:

1.3.7	any reference to the “Loan Documents” shall mean, collectively, that certain Promissory Note dated November 1, 2002, in favor of Holder in the original principal amount of up to TWO MILLION EIGHT HUNDRED NINETY THOUSAND THIRTY SEVEN AND 09/100 DOLLARS ($2,890,037.09) (the “Original Note”), as amended by Amendment to Promissory Note dated March 3, 2003 (“Amendment No. 1”), Amendment No. 2 to Promissory Note dated June 26, 2003 (“Amendment No. 2), Amendment No. 3 to Promissory Note dated June 7, 2004 (“Amendment No. 3”) and Amendment No. 4 to Promissory Note dated June 1, 2005 (“Amendment No. 4”; the Original Note, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 are collectively herein called the “Note”); this General Security Agreement and any other instruments or documents evidencing or relating to the foregoing, and all amendments to any of the foregoing, but expressly excluding the Lease Agreement date August 16, 1999 entered into between Lender and Debtor (the “Lease”).

2. Section 1.3.8 of the Security Agreement is deleted in its entirety and the following is substituted in its place:

1.3.8	any reference to “Permitted Senior Encumbrances” shall mean any one or more of (i) those certain security interest filings made by UCC Ueshima Coffee Company Ltd. (“UCC Coffee”) pursuant to that certain Tully’s Coffee Exclusive License Agreement dated April 11, 2001, between UCC Coffee and Debtor and evidenced by those certain UCC-1 Financing Statements filed in the State under File Nos. 2001-101-0027 and 2001-102-0089 and certain filings made with the United States Trademark Office; (ii) that certain UCC-1 Financing Statement filed by Fres-Co System USA, Inc. in the State under filing no. 2000-278-0261; (iii) that certain UCC-1 Financing Statement filed by Tri-Brands, Inc. in the State under filing no. 2001-031-0234 (together with any related filing in the state of Oregon); and (iv) all UCC filings made by Northrim Funding Services, a division of Northrim Bank (“Northrim”) in connection with Northrim’s security interest in Debtor’s accounts receivable and inventory.

3. Section 3.1.2 of the Security Agreement is deleted in its entirety and the following is substituted in its place:

3.1.2 the Collateral is genuine and is owned by the Debtor free of all security interests, mortgages, liens, claims, charges and other encumbrances (herein collectively called “Encumbrances”), save for the security constituted by this General Security Agreement and the Permitted Senior Encumbrances and Debtor shall not increase, expand or add to the obligations which are presently secured by the Permitted Senior Encumbrances (this Section 3.1.2 shall not be construed to restrict Debtor’s ability to borrow under its secured lending agreement with Northrim);

4. The final paragraph of Section 4.1.2 of the Security Agreement is deleted in its entirety and the following is substituted in its place:

provided always, that until default, the Debtor may: (y) in the ordinary course of the Debtor’s business, sell or lease Inventory, and (z) make a disposition of Collateral in connection with Debtor’s secured lending agreement with Northrim;

5. Section 22.2 of the Security Agreement is deleted in its entirety.

6. Except as specifically set forth above, the terms and provisions of the Security Agreement shall remain as originally executed by the Debtor and the Lender.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the day and year first above written.

DEBTOR:

TULLY’S COFFEE CORPORATION, a Washington

corporation

By:	/s/ Kristopher S. Galvin
Name:	Kristopher S. Galvin
Title:	Executive Vice President and CFO

LENDER:

KENT CENTRAL, L.L.C., a Washington

limited liability company

By:	/s/ Larry R. Benaroya
Name:	Larry R. Benaroya
Title:	Manager

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